IMSCO Technologies, Inc.
                                40 Bayfield Drive
                             North Andover, MA 01845


                                                                   July 31, 1998




Sands Brothers & Co., Ltd.
90 Park Avenue
New York, New York 10016

Gentlemen:

         The undersigned, IMSCO Technologies, Inc., a Delaware corporation (together with any of its subsidiaries, affiliates, successors or assigns the "Company"), proposes to offer for sale to certain "accredited investors", through Sands Brothers & Co., Ltd., as placement agent ("Sands
Brothers" or the "Placement Agent") in an "all-or-none" private placement, a minimum of $500,000 (the "Minimum Amount") and a maximum of $10,000,000 (the "Maximum Amount") of (a) the Company's capital stock (whether Common Stock, Preferred Stock or any combination thereof) (collectively, the "Capital Stock"), at a price to be mutually agreed upon and (b) capital lease, operating lease or equipment lease financing on behalf of the Company or any form of commercial, institutional or bank debt financing transactions (hereinafter, collectively "Other Financing"). The Securities (as hereinafter defined) to be offered pursuant to the Offering Documents (as hereinafter defined) and Other Financing transactions to be consummated are sometimes hereinafter referred to collectively as the "Financing" or the "Offering".

         The closing (the "Closing") of the Financing shall not occur until the Company has, in any combination, received and accepted subscriptions for the purchase of Securities and/or consummated Other Financing transactions in amounts equal to the Minimum Amount.





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




         The Securities will be offered pursuant to those terms and conditions acceptable to you and your counsel as reflected in the final form of Confidential Private Placement Memorandum of the Company and/or "long form" subscription agreement for institutional investors only (together with the exhibits and any supplements thereto, the "Memorandum"). The Securities will be offered pursuant to the Memorandum in accordance with Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         Each prospective investor subscribing to purchase Securities ("Subscriber") will be required to deliver, among other things, a subscription agreement ("Subscription Agreement") and an investment suitability questionnaire ("Questionnaire") in the forms to be provided, representing and warranting, among other things, that such Subscriber is an "accredited investor" as such term is defined in Regulation D.

         The Memorandum and the form of proposed Subscription Agreement between the Company and each Subscriber and the exhibits which are part of the
Memorandum (including, without limitation, the Registration Rights Agreement between the Company and each of the Subscribers with respect to certain registration rights under the Securities Act (the "Registration Rights Agreement")) and/or the Subscription Agreement are referred to herein collectively as the "Offering Documents."

         The Securities will be offered for minimum subscription amounts of $100,000 on a "best efforts", basis, exclusively by Sands Brothers; PROVIDED, HOWEVER, that the Company and the Placement Agent may, in their discretion, accept subscriptions for a lesser amount from a Subscriber.

         The Company will prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents in form and substance satisfactory to the Placement Agent and its counsel, which Offering Documents shall include reviewed financial statements for such periods as may be required.

         Capitalized terms used herein, unless otherwise defined or unless the context otherwise indicates, shall have the same meanings provided in the Memorandum.





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




         1. APPOINTMENT OF PLACEMENT AGENT. You are hereby appointed exclusive Placement Agent of the Company during the offering period herein specified (the "Offering Period") for the purposes of assisting the Company on a "best efforts" basis in finding qualified Subscribers for the purchase of Securities and to identify potential sources to engage in Other Financing transactions with the Company in connection with the Offering. The Offering Period shall commence on the date of delivery and acceptance by the Placement Agent of the Memorandum ("Commencement Date") and shall continue until the earlier to occur of (i) the sale of the Minimum Amount; or (ii) 90 days from the Commencement Date (as the same may be extended by the Placement Agent for an additional 60 days or another period to be determined by mutual consent of the Placement Agent and the Company). If the Minimum Amount is not sold prior to the end of the Offering Period, the Offering will be terminated and all finds received from Subscribers and held in a special non-interest bearing escrow account (the "Account") at Republic National Bank, New York, New York (the "Bank") will be returned, without deduction or accrued interest thereon. You hereby accept such agency and agree to assist the Company in finding qualified Subscribers for the purchase of Securities in connection with the Offering and to identify potential sources to engage in Other Financing transactions with the Company in connection with the Offering. Your agency hereunder is not terminable by the Company except upon termination of the Offering.

         As part of the Placement Agent's exclusive representation of the Company with respect to the Offering, the Placement Agent shall assist the Company in identifying potential investors and sources of Other Financing and shall on behalf of the Company, contact such potential investors and other potential investors as the Company may designate. In addition, the Placement Agent shall assist the Company in structuring, negotiating and effecting the Offering. The Company agrees that, during the course of the engagement hereunder, neither it, nor any of its management, nor any of its affiliates, shall initiate any discussions with third parties with respect to the Offering and to the extent any of such persons receives an inquiry from any third parties concerning the Offering or any other financing related to the Company, they will promptly identify to the Placement Agent the name of such person and the date of such initial contact.




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





         2.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.   The  Company
represents and warrants as follows:

              (a) SECURITIES LAW COMPLIANCE. The Offering Documents, upon delivery, will conform in all respects with the requirements of the Securities Act and Regulation D promulgated thereunder and with the requirements of all other published rules and regulations of the United States Securities and Exchange Commission (the "Commission") currently in effect relating to "private offerings" and/or "accredited investors" of the type contemplated by the Company. The Offering Documents will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Offering Documents will not be amended or supplemented and no amendment or supplement thereto will be made without the prior consent of the Placement Agent.

              (b) ORGANIZATION. The Company, and each of the companies under its control (each a "Subsidiary", and collectively, the "Subsidiaries"), is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted. The Company and each Subsidiary is duly qualified to do business in the states or jurisdictions set forth on
Schedule 2(b). Except as set forth in Schedule 2(b), there is no jurisdiction in which the conduct of the Company's or Subsidiary's business or ownership or leasing of its properties requires it to be qualified to do business as a foreign corporation, except where such qualifications have been obtained or the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of the Company or such Subsidiary. The Company has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement.

              (c) CAPITALIZATION.

                    (i) The authorized, issued and outstanding capital stock of the Company prior to the consummation of the Closing of



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




the transactions contemplated by the Offering is set forth on Schedule 2 (c)(i) hereto. Each such share is validly paid, fully paid and nonassessable. Except as set forth on Schedule 2 (c)(i), there are no other classes of capital stock or other securities authorized by the Company.

                    (ii) The authorized, issued and outstanding capital stock of the Company immediately upon the consummation of the Closing shall be as set forth on Schedule 2 (c)(ii) hereto, such Schedule to be recalibrated by the Company to reflect the sale of Securities at the Closing.

                    (iii) The Company has no obligation (contingent or otherwise) to pay any dividend or make any other distribution in respect of any of its capital stock. The Company is not a party to and there exist no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal or proxies relating to any securities of the Company (whether or not the Company is a party thereto). All of the outstanding securities of the Company were issued, in all material respects, in compliance with all applicable federal and state securities laws. The Company has no obligation (contingent or otherwise) to repurchase, redeem or otherwise acquire any shares of its capital stock.

                    (iv) The stockholders of record and the holders of subscriptions, warrants, options, preemptive rights, convertible securities and other rights (contingent or otherwise) to purchase or otherwise acquire equity securities of the Company, and the number of shares of capital stock of the Company and the number of such subscriptions, warrants, options, preemptive rights, convertible securities and other such rights held by each, are as set forth in Schedule 2(c)(iv) hereto. The designations, powers, preferences, rights, privileges, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Certificate of Incorporation and all such designations, powers, preferences, rights, privileges, qualifications, limitations and restrictions are valid, binding and enforceable in accordance with all applicable laws (subject, as to enforcement, to the discretion of the courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally). Except as



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




disclosed in Schedule 2 (c)(iv), no person owns of record, or is known to the Company to own beneficially, any share of capital stock of the Company; no subscription, warrant, option, preemptive right, convertible security, agreement or other right (contingent or otherwise) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding; and there is no commitment by the Company to issue shares, subscriptions, warrants, options, preemptive rights, convertible securities or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset other than the Placement Agent Warrants and the Investment Banking (each as hereinafter defined and collectively the "Sands Warrants"). An appropriate number of shares of the Common Stock have been reserved for issuance upon the conversion or exercise, as the case may be, of any of the securities referred to in this Section. All of the outstanding securities of the Company were issued, in all material respects, in compliance with all applicable federal and state securities laws. The Company has no obligation (contingent or otherwise) to repurchase, redeem or otherwise acquire any shares of its capital stock.

              (d) SUBSIDIARIES AND INVESTMENTS. Except as set forth in Schedule 2(d) hereto, the Company does not own, directly or indirectly, any capital stock, or other equity ownership or proprietary interest, in any other corporation, association, trust, partnership, joint venture or other entity. Each Subsidiary is wholly owned by the Company.

              (e) FINANCIAL STATEMENTS. The consolidated balance sheet of the Company as of December 31, 1997 (the "1997 Balance Sheet") and the related consolidated statements of operations, shareholders equity and statements of cash flow for the fiscal year ended December 31, 1997 audited by Moore Stevens LLP and the unaudited consolidated balance sheet (the "June Balance Sheet") of the Company as of June 30, 1998 (the "Balance Sheet Date"), and the related unaudited consolidated statements of operations, shareholders equity and statements of cash flow for the three month period ending June 30, 1998 (collectively, the "Financial Statements"), have heretofore been delivered to the Placement Agent. Except as may be otherwise indicated therein, the Financial Statements have been prepared in conformity with Generally Accepted Accounting Principles consistently applied and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated. Except as may be otherwise indicated herein, the Financial Statements of the Company as of the dates indicated, and for the periods then ended, present fairly the financial position and results of operations of the Company (and its Subsidiaries) as of the dates and for the periods indicated.

              (f) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company has maintained and shall continue to maintain adequate records and books of account, in which complete entries will be made in accordance with Generally Accepted Accounting Principles, consistently applied, reflecting all financial transactions of the Company and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made. The records and books of account of the Company are in good order and have been properly maintained in all material respects.

              (g) ACCESS TO CORPORATE DOCUMENTS. The minute books of the Company and of its Subsidiaries have been made available to the Placement Agent and contain a complete summary of all meetings and actions of the directors and stockholders of the Company or of its Subsidiaries, respectively, since the time of their respective incorporation and reflect all transactions referred to in such minutes accurately in all respects.

              (h) ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no material outstanding claims, liabilities, obligations or indebtedness, contingent or otherwise, whether asserted or unasserted, except as set forth in the June Balance Sheet or referred to in any of the notes thereto. All liabilities of the Company and its Subsidiaries incurred subsequent to the Balance Sheet Date have been incurred in the ordinary course of business and do not involve borrowings which individually exceed $50,000 and which do not exceed $100,000 in the aggregate. Neither the Company nor its Subsidiaries is in default in respect of the terms or conditions of any indebtedness.

              (i) ABSENCE OF CHANGES. Since the Balance Sheet Date, the Company and its Subsidiaries have operated in the ordinary course of business consistent with past practice. Since the Balance Sheet Date, and except as set forth in
Schedule 2(i) hereto,



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




there has not occurred (i) any change in the financial condition, results of operations, assets, liabilities or business of the Company or any Subsidiary which, in the aggregate, was materially adverse; (ii) to the best of the Company's knowledge, any other event or condition of any character which can reasonably be expected to materially and adversely affect the assets, properties, financial condition, operating results or business of the Company or of any Subsidiary (as such business is presently conducted and as it is proposed to be conducted, as the same shall be described in the Memorandum); or (iii) any commitment (contingent or otherwise) to do any of the foregoing.

              (j) ACCOUNTS RECEIVABLE. The accounts receivable of the Company reflected on the June Balance Sheet, and all accounts receivable of the Company arising since the Balance Sheet Date, are not subject to discount (other than discounts and allowances provided by normal trade terms), rebate or offset and have arisen from bona fide transactions in the ordinary course of business.

              (k) TITLE TO PROPERTIES; ENCUMBRANCES.

                    (i) Except for properties and assets reflected in the June Balance Sheet or acquired since the Balance Sheet Date which have been sold or otherwise disposed of in the ordinary course of business since such date, the Company and each of its Subsidiaries has good, valid and marketable title to (A) all of its properties and assets (personal, tangible and intangible), including, without limitation, all the properties and assets reflected in the June Balance Sheet, except as indicated in the notes thereto; and (B) all the properties and assets purchased or otherwise acquired by the Company or by any Subsidiary since the Balance Sheet Date; in each case clear of all encumbrances, liens, claims, charges or other restrictions of whatever kind or character, except for (1) liens reflected in the June Balance Sheet and (2) liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent.

                    (ii) The Company and its Subsidiaries own no real property. To the best of the Company's knowledge after due inquiry, there are no condemnation, environmental, zoning or other land use regulation proceedings, either instituted or planned to be instituted, which would adversely affect the use or operation of the Company's and its Subsidiaries; properties and assets for their respective intended uses and purposes or the value of such properties, and the Company and its Subsidiaries have not received notice of any special assessment proceedings which would affect such properties and assets.

              (l) CONDITION OF EQUIPMENT, MACHINERY AND FIXTURES. The equipment, machinery and fixtures utilized by the Company and its Subsidiaries in the conduct of their business are in good operating condition and are fit for their intended purpose.

              (m) LEASED PROPERTY. Each real property and personal property lease or sublease to which the Company or any of its Subsidiaries is a party is valid and binding and is in full force and effect; all rent and other sums, and charges payable by the Company or by each Subsidiary as lessee or sublessee thereunder, are current through the last day of the immediately preceding calendar month; no notice of default or termination under any lease is outstanding; no termination event or condition or uncured default on the part of the Company or any Subsidiary, or the landlord, exists under any lease; the Company and its Subsidiaries currently occupy or use the premises leased pursuant to the real property leases; and no event has occurred and no condition exists which with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition. Neither the Company, nor its Subsidiaries, nor any of the officers or directors of the Company or of its Subsidiaries has any ownership, financial or other interest in the landlord under any real property lease. Each lease was negotiated on an arm's-length basis.

              (n) INVENTORIES. All inventory reflected in the June Balance Sheet of the Company and of its Subsidiaries and all inventory acquired by the Company and by its Subsidiaries subsequent to the Balance Sheet Date, were acquired and have been maintained in accordance with the regular business practices of the relevant entity, consists of items of quality and quantity reasonably expected to be useable or saleable in the ordinary course of business consistent with past practice, are valued in accordance with United States Generally Accepted Accounting Principles, and such inventory which is known or reasonably believed to be obsolete or slow moving has been adequately reserved to reduce such inventory to net realizable value.



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




Subject to amounts reserved therefor on the Financial Statements, the values at which all inventories of the Company and of its Subsidiaries (collectively, the "Inventories") are carried on the Financial Statements reflect the historical inventory valuation policy of the Company and of its Subsidiaries of stating such Inventories. at the lower of cost (determined on the first-in, first-out method) or market value and all Inventories are valued such that the Company and its Subsidiaries will earn its/their customary gross margins thereon. The Company has good and marketable title to the Inventories free and clear of all encumbrances. The Inventories do not consist of any items held on consignment. The Company is under no obligation or liability with respect to accepting returns of items of Inventory or merchandise in the possession of its customers other than in the ordinary course of business consistent with past practice. No clearances or extraordinary sale of the Inventories has been conducted since the Balance Sheet Date. Neither the Company or any of its Subsidiaries has manufactured Inventory for sale which is not of a quality and quantity usable in the ordinary course of business consistent with past practice and within a reasonable period of time nor has the Company or any of its Subsidiaries changed the price of any Inventory except (i) for reductions to reflect any reduction in the cost thereof to the Company or to any of its Subsidiaries; (ii) for reductions and increases responsive to normal competitive conditions and consistent with the Company's or the Subsidiaries' past sales practices; and
(iii) to reflect any increase in the cost thereof to the Company or to the Subsidiaries. The Inventories are in good and merchantable condition in all material respects, are suitable and usable for the purposes for which they are intended and are in a condition such that they can be sold in the ordinary course of business consistent with past practice.

              (o) PATENTS, TRADEMARKS AND COPYRIGHTS, ETC. The Company and its Subsidiaries own or are licensed or otherwise entitled to use all patents, trademarks, trade names, service marks, copyrights, technology, know-how, processes and other intellectual property used in the conduct of its business as currently conducted and as proposed to be conducted. The Company and its Subsidiaries have received no notice of any claims, have no knowledge of any threatened claims, and know of no facts which would form the basis of any claim, asserted by any person, to the effect that the sale or use of any product or process now used or offered by the Company or any Subsidiary infringes on any patents or infringes upon the use of any such trademarks, trade names, service marks, copyrights, technology, know-how, processes or other intellectual property of another person or challenges or questions the validity or effectiveness of any such license or agreement. The sale and use of any such products and processes by the Company and its Subsidiaries, and the use of any such patents, trademarks, trade names, service marks, copyrights, technology, know-how, processes or other intellectual property by the Company and its Subsidiaries, does not infringe on the rights of any person.

              (p) LITIGATION. There is no action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency now pending or threatened against or affecting the Company or any Subsidiary, nor, to the best of the Company's knowledge, does there exist any basis therefor. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. The Company agrees to promptly notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any Subsidiaries or any of its/their respective officers or directors in connection with the sale of the transaction contemplated in the Offering Documents.

              (q)  NON-DEFAULTS;  NON-CONTRAVENTION.  Except  as  set  forth  in
Schedule 2(q) hereto, neither the Company nor its Subsidiaries is in default in the performance or observance of any obligation (i) under its Certificate of Incorporation, as amended, or its By-laws, or any indenture, mortgage, contract, purchase order or other agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected; or (ii) with respect to any order, writ, injunction or decree of any court of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and there exists no condition, event or act which constitutes, nor which after notice, the lapse of time or both, would constitute, a default under any of the foregoing.

              (r) EMPLOYMENT OF OFFICERS, EMPLOYEES AND CONSULTANTS. To the best of the Company's knowledge, no third party may assert any valid claim against the Company or its Subsidiaries with respect to the (i) continued employment by, or association with, the Company or its Subsidiaries of any of its present officers, employees or consultants; or (ii) the use by the Company or its Subsidiaries of any information which the Company or its Subsidiaries would be prohibited from using under any prior agreements or arrangements or any laws applicable to unfair competition, trade secrets or proprietary information.

              (s) TAXES. The Company and its Subsidiaries have filed all federal, state, local and foreign tax returns which are required to be filed by them, and all such returns are true and correct in all material respects. The Company and its Subsidiaries have paid all taxes pursuant to such returns or pursuant to any assessments received by them and have withheld all amounts which they are obligated to withhold from amounts owing to any employee, creditor or third party. The tax returns of the Company and of its Subsidiaries have never been audited by any state, local or federal authorities. The Company and its Subsidiaries have not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. All tax elections have been made by the Company and its Subsidiaries in accordance with generally accepted practices. No deficiency assessment with respect to or proposed adjustment of the Company's and its Subsidiaries federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company or of its Subsidiaries. Neither the Company nor any of its Subsidiaries nor any of its/their respective present or former stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company or any of its Subsidiaries be taxed as an S corporation.

              (t) AGREEMENTS. Except as set forth in Schedule 2(t) hereto, neither the Company nor any Subsidiary is a party to any written or oral contract not made in the ordinary course of business and, whether or not made in the ordinary course business, neither the Company nor any Subsidiary is a party to any written or oral contract, agreement, arrangement or understanding which is material to the business of the Company or to the business of any Subsidiary or which is material to, and which a prudent investor would need to review in order to make an informed investment decision with respect to the purchase of the Securities offered pursuant to the Offering Documents. Each material contract of the Company or of any of its Subsidiaries is valid and binding on the Company or on such Subsidiary, and neither the Company nor any of its Subsidiaries has received notice that any such contract is not binding on any party thereto. The Company and its Subsidiaries have performed in all material respects all obligations to have been performed on such contracts through the date hereof, and neither the Company nor any Subsidiary is in default in any material respect under any such contract. Each material contract of the Company or of any of its Subsidiaries is valid and binding on the Company or the respective Subsidiary and the Company or the respective Subsidiary has not received notice that any such contract is not binding on any party thereto. The Company and each of its Subsidiaries has performed in all material respects all obligations to have been performed on such contracts through the date hereof and the Company and each of its Subsidiaries is not in default in any material respect under any such contract.

              (u) COMPLIANCE WITH LAWS; ENVIRONMENTAL MATTERS, LICENSES, ETC. The Company and its Subsidiaries have received no notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations or orders (including, without limitation, those relating to environmental protection, occupational safety and health and other labor laws, ERISA, federal drug laws, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending," and warranties and trade practices) applicable to its business or the business of any Subsidiary, the violation of, or noncompliance with which, would have a material adverse effect on the Company's business or operations, or that of any Subsidiary, and the Company knows of no facts or set of circumstances which would give rise to such a notice. The Company and its Subsidiaries have all licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every federal, state and local government or regulatory body for the operation of their business and the use of their properties. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof. The Company and its Subsidiaries have not received any written opinion or memorandum from legal counsel providing that it/they has taken any action which has resulted in, or is reasonably likely to result in, the Company or any of its Subsidiaries incurring any liability which may be material to its/their respective business, prospects, financial condition, operations, property or affairs. The Company and its Subsidiaries shall comply with all applicable laws, rules, regulations and orders, the noncompliance with which could materially adversely affect its/their respective business or condition, financial or otherwise.

              (v) AUTHORIZATION OF AGREEMENT,  ETC. Each of this Agreement,  the
Offering Documents and all other agreements or documents required to be executed and delivered by the Company in connection with the Offering (collectively the "Ancillary Documents") has been or will be duly executed and delivered by the Company and the execution, delivery and performance by the Company of this Agreement and the Ancillary Documents has been duly authorized by all requisite corporate action by the Company; and each constitutes, or will constitute, the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, usury or other similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance of this Agreement and the issuance, sale and delivery of the Securities, and the issuance and delivery of the Common Stock upon exercise of the Sands Warrants (the "Reserved Shares"), will not (i) violate any provision of law or statute or any order of any court or other agency of government binding on the Company or its Subsidiaries; or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or of its Subsidiaries under the Certificate of Incorporation, as amended, or By-Laws of the Company or of its Subsidiaries or any indenture, mortgage, lease agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its property is bound or affected, except for such conflict, breach or default as to which requisite waivers or consents shall have been obtained by the Company or by its Subsidiaries and delivered to the Subscribers by the time of Closing.

              (w) AUTHORIZATION OF SECURITIES AND SANDS WARRANTS. The issuance, sale and delivery of the Securities and the Sands Warrants have been duly authorized by all requisite corporate action of the Company, and when so issued, sold and delivered, (i) the shares of Common Stock and Reserved Shares will be validly issued and outstanding, duly executed and delivered, fully paid and nonassessable, free and clear of all liens, charges, claims, encumbrances, restrictions or preemptive or any other similar rights and the Company shall have paid all taxes, if any, in respect of the issuance thereof; (ii) the Sands Warrants will be validly issued and outstanding, duly executed, issued and delivered, fully paid and nonassessable, free and clear of all liens, charges, claims, encumbrances, restrictions or preemptive or any other similar rights and the Company shall have paid all taxes, if any, in respect of the issuance thereof; and (iii) neither the shares of Common Stock, nor the Sands Warrants will be subject to preemptive or any other similar rights of the shareholders of the Company or others which rights shall not have been waived prior to the time of acceptance by the Company of the first Subscriber's Subscription Agreement. The offer and sale of the Securities is exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder and the Securities will be issued in compliance with all applicable federal securities laws.

              (ww) AUTHORIZATION OF RESERVED SHARES. The issuance, sale and delivery by the Company of the Reserved Shares have been duly authorized by all requisite corporate action of the Company, and the Reserved Shares have been duly reserved for issuance upon exercise of all or any of the Securities and the Sands Warrants and when so issued, sold and delivered, the Reserved Shares will be validly issued and outstanding, duly executed, issued and delivered, fully paid and nonassessable, free and clear of all liens, charges, claims, encumbrances, restrictions or preemptive or any other similar rights and the Company shall have paid all taxes, if any, in respect of the issuance thereof and the Reserved Shares will not be subject to any preemptive or any other similar rights of the shareholders of the Company or others which rights shall not have been waived prior to the time of acceptance by the Company of the first Subscriber's Subscription Agreement.

              (x) RELATED TRANSACTIONS. Except as set forth on Schedule 2(x)hereto, no current or former shareholder, director, officer or employee of the Company, nor any affiliate of any such person, is presently, or since the inception of the Company has been, directly or indirectly, through his, her or its affiliation with any other person or entity, a party to any loan from the Company or from any of its Subsidiaries.

              (y) REGISTRATION RIGHTS. Except as may exist with respect to the holders of the Securities and the Sands Warrants, (i) no person or entity has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company and (ii) no person or entity holds any anti-dilution or "piggy back" rights with respect to any securities of the Company.

              (z) SALARIES AND BONUSES. Schedule 2(z) hereto contains a true and complete list of all current officers, directors and employees of the Company and of its Subsidiaries who received during the fiscal year ended December 31, 1997 remuneration from the Company or from any of its Subsidiaries in excess of $50,000, together with the current aggregate base salary rate for each such person.

              (AA) INSURANCE. All insurable assets and properties of the Company and its Subsidiaries are insured, for the benefit of the Company and its Subsidiaries, against all risks usually insured against by persons owning or operating similar properties in the localities where such properties are located, through insurance policies all of which are in full force and effect. The Company and each Subsidiary are insured, for their benefit, against all claims relating to their services to the same extent that the risks of such claims are usually insured against by persons providing similar services. Each of the insurance policies referred to in this Section is issued by an insurer of recognized responsibility, and neither the Company nor its Subsidiaries has received any notice or threat of the cancellation or nonrenewal of any such policy. The Company will make available to the Placement Agent, upon its request, a list of all insurance coverage carried by the Company or its Subsidiaries, the carrier and the terms and amount of coverage.

              (BB) EMPLOYEE BENEFIT PLANS.

                (i) WELFARE PLANS. Each welfare plan of the Company and its Subsidiaries is in compliance with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). The Company and each Subsidiary have no contingent, future or other obligations or liabilities under or with respect to any welfare plan which provides for the continuation of benefits at the expense of the Company or any Subsidiary after retirement or other termination of employment.

                (ii) PENSION PLANS. Each pension plan of the Company and of each Subsidiary is in compliance with the applicable provisions of ERISA and the Code including, without limitation, any applicable minimum funding requirements. There have been no reportable events within the meaning of
        Section 4043 of ERISA with respect to any pension plan. In the event of the termination of all pension plans, the Company and each Subsidiary would have no liability under Sections 4062, 4063 or 4064 of ERISA.

                (iii) EFFECT OF TRANSACTIONS. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby will not involve any prohibited transactions with respect to the Company or any of its Subsidiaries within the meaning of ERISA.

              (CC) BROKERS. The Company has not, nor have any of its Subsidiaries, or any of its/their respective officers, directors, employees or shareholders, employed any broker or finder in connection with the transactions contemplated by this Agreement, other than Sands Brothers.

              (DD) NO MATERIAL CHANGES. Since the Balance Sheet Date, there has not been any change in the condition, financial or otherwise, of the Company or of any of its Subsidiaries, which could adversely affect the ability of the Company or the ability of any of its Subsidiaries to conduct its operations to be described in the Offering Documents and neither the Company nor any of its Subsidiaries have incurred any material liabilities or obligations, direct or contingent, not in the ordinary course of business since such Balance Sheet Date.

              (EE) ISSUANCE OF OTHER SECURITIES. Except as set forth in this Agreement, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common Stock or any other securities of the Company, under the Certificate of Incorporation or ByLaws, or any agreement or other outstanding instrument to which the Company or any of its Subsidiaries is a party or by which it/they is bound. Except for the Securities and the Sands Warrants or as set forth in this Agreement, neither the Company nor any of its Subsidiaries has outstanding any option, warrant, convertible security, or other right permitting or requiring it to issue, or others to purchase or convert any obligation into, shares of Common Stock or any other securities of the Company, and neither the Company nor any of its Subsidiaries has agreed to issue or sell any shares of Common Stock or any other securities of the Company.

              (FF) NO CONSENTS. No permit, consent, approval, authorization, order or filing with any court or governmental authority is required to consummate the transactions contemplated by this Agreement, except that the offer and sale of the Securities in certain jurisdictions may be subject to the provisions of the securities or Blue Sky laws of such jurisdictions.

              (GG) INFORMATION. The Company and its Subsidiaries shall provide the holders of the Securities with the information, if any, specified in the Memorandum.

              (HH) RESTRICTIVE AGREEMENTS PROHIBITED. Neither the Company nor any of its Subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of this Agreement.

              (II) CHANGE IN NATURE OF BUSINESS. The Company and its Subsidiaries shall not, without the prior approval of a majority of their Board of Directors, make any material change in the nature of its/their respective businesses as the same shall be set forth in the Memorandum.

              (JJ) CORPORATE EXISTENCE. The Company and its Subsidiaries shall maintain their corporate existence, rights and franchises in full force and effect.

              (KK) TITLE TO SECURITIES. When certificates representing the Securities shall have been duly delivered to the Subscribers, payment therefore will become due, and to the extent such payment shall have been made therefor, the several Subscribers shall have good and marketable title to the Securities free and clear of all liens, encumbrances and claims whatsoever, and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

              (LL) EMPLOYEE RELATIONS. Each of the Company and its Subsidiaries has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or any of its Subsidiaries by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or its Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or its Subsidiaries, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company or the employees of any of its Subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or its Subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its Subsidiaries. No labor dispute with the employees of the Company or its Subsidiaries exists, or, is imminent.

              (MM) FOREIGN CORRUPT PRACTICES ACT. None of the Company, its Subsidiaries nor to their knowledge any of their respective officers, employees, agents or any other person acting on behalf of the Company or any of its Subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company or the business of any of its Subsidiaries (or to assist the Company or any of its Subsidiaries in connection with any actual or proposed transaction) which (a) might subject the Company or any of its Subsidiaries, or any other such person, to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign); (b) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company or of any of its Subsidiaries; or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company and of its
Subsidiaries, taken as a whole. The Company believes that its and its Subsidiaries' international accounting controls are sufficient to cause the Company and its Subsidiaries to comply with the Foreign Corrupt Practices Act of 1977, as amended.

              (NN) AFFILIATIONS. Except as set forth in Schedule 2(NN) hereto, no officer, director or shareholder of the Company or officer, director or shareholder of any of its Subsidiaries, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any such person or entity or of the Company or its Subsidiaries, has or has had, either directly or indirectly (i) an interest in any person or entity which
(A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or its Subsidiaries; or (B) purchases from or sells or furnishes to the Company or any of its Subsidiaries any goods or services; or (ii) a beneficiary interest in any contract or agreement to which the Company or any of its Subsidiaries is a party or by which it may be bound or affected. Except as set forth in Schedule 2(OO) hereto, there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company or any of its Subsidiaries, and any officer, director, or principal stockholder of the Company or any of its Subsidiaries, or any affiliate or associate of any such person or entity.

              (OO) CORPORATE REPRESENTATIONS. Any certificate signed by any officer of the Company or by an officer of any of the Company's Subsidiaries and delivered to the Placement Agent or to the Placement Agent's counsel pursuant to this Agreement, shall be deemed a representation and warranty by the Company and by any of its Subsidiaries to the Placement Agent as to the matters covered thereby.

              (PP) ESCROW ARRANGEMENTS. Pursuant to paragraph 3(e)(i) hereof, if the Closing does not take place before the termination of the Offering Period, the Company will instruct the Bank to return the funds to the Subscribers without any deduction or interest thereon.

              (QQ) CONFIDENTIAL ARRANGEMENTS. The Company and its Subsidiaries agree to take reasonable precautions in protecting the confidentiality, privacy and security of the business contacts identified by the Placement Agent by taking appropriate administrative and managerial action, and to use its/their respective best efforts to prevent disclosure of such property information to any all persons and entities. The Company and each of its Subsidiaries agree that, without the expressed written consent of the Placement Agent, it/they will not initiate, respond or otherwise abide any contract with any person, company, institution, professional association, nor other entity to which it has been introduced or with whom it has become acquainted in the course of doing business with the other party. The Company and each of its Subsidiaries agrees to hold completely confidential the name, address, telephone, telex, facsimile number, account or other business number of such contact as may be introduced by the Placement Agent. The above restrictions apply to any subsequent follow up, repeated or extended or renegotiation transactions related to the Offering regardless of the results of the Offering.

              (RR) DISCLOSURE. Neither this Agreement nor any other document, certificate or written statement to be furnished to the Subscribers by or on behalf of the Company in connection with the transactions contemplated hereby, including the Offering

Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to the Company which adversely affects the business operations, affairs, prospects, conditions, properties or assets of the Company or of its Subsidiaries (hereinafter "Material Facts") which has not been set forth in this Agreement. To the extent Material Facts become known to the Company subsequent to the date hereof, such facts will be set forth in the Memorandum and/or in the other documents, certificates or statements furnished to the Subscribers by or on behalf of the Company pursuant hereto.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLACEMENT AGENT. The Placement Agent represents, warrants and covenants as follows:

              (a) AUTHORIZATION OF AGREEMENT, ETC. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Placement Agent.

              (b) COMPLIANCE WITH THE SECURITIES ACT. The Placement Agent will not knowingly take any action which will result in the Securities being offered or sold in a manner which does not comply with the provisions of Regulation D under the Securities Act.

              (c) COMPLIANCE WITH OFFERING DOCUMENTS. The Placement Agent will offer the Securities in accordance with the Offering Documents and will deliver the Offering Documents to each Subscriber before accepting a signed copy of the Subscription Agreement or payment for any Securities.

              (d) COMPLIANCE WITH LAWS OF JURISDICTIONS. The Placement Agent will offer the Securities only in those jurisdictions in which it is permitted to sell the Securities pursuant to the laws of said jurisdiction, and the Placement Agent may arrange for the Securities to be offered by a broker/dealer or offshore or domestic facilitator(s), in which event the Company shall be responsible for fees of such facilitator(s) up to three (3%) of the gross offering proceeds of investors arranged by such facilitator(s).

              (e) ESCROW ARRANGEMENTS.

                   (i) The Placement Agent will promptly deposit funds received from Subscribers in the Account with the Bank and hold the funds in accordance with the terms of this Agreement and hold the Offering Documents for the benefit of the Subscribers and the Company. The Bank shall release funds from such Account only upon receipt of instruction executed by each of the Placement Agent and the Company. If the Closing does not take place before the termination of the Offering Period, the Placement Agent will instruct the Bank to return the funds to the Subscribers without any deduction or interest thereon.

                   (ii) In the event the Placement Agent has deposited funds from any Subscriber into the Account and the Company exercises its right to reject such Subscriber's funds, in whole or in part, the Placement Agent shall be entitled to payment by the Company of a sum equal to the fees and expenses due by the terms of this Agreement and entitled to issuance by the Company of the Placement Agent Warrants that the Placement Agent would have received pursuant to sub-paragraphs 4(d) and 4(e) of this Agreement, respectively.

         4. CLOSING; PLACEMENT AND FEES.

              (a) CLOSING. The initial Closing of the Financing shall take place at the offices of the Placement Agent, 90 Park Avenue, New York, New York 10016, at a time and date agreed upon between the Placement Agent and the Company upon the (i) receipt of Subscription Agreements and related documents in form and substance satisfactory to the Company and the Placement Agent and (ii) delivery of documentation evidencing the consummation of Other Financing transactions which, in the cases of (i) or (ii) individually, or in the aggregate (in any combination), are equal to or are in excess of the Minimum Amount. At the initial and subsequent Closing(s), payment for the Securities shall be made against delivery of certificates representing the Securities sold. All proceeds received from the sale of the Securities sold after the initial Closing date will continue to be deposited in the Account maintained with the Bank until the occurrence of additional Closing(s).

              (b) PROCEDURES AT CLOSING. At each Closing:

                   (i)  The  Placement   Agent  on  behalf  of  itself  and  the
Subscribers shall receive the opinion of [ ] ("Company Counsel"), in form and substance acceptable to the Placement Agent.

                   (ii) At the Closing, the Placement Agent will have received a signed letter from [ ], confirming that such firm is an independent public accountant within the meaning of the Securities Act and stating that: (i) insofar as reported on by such firm, in their opinion, the financial statements of the Company included in the Memorandum (including, without limitation, the Financial Statements) comply as to form in all material respects with the applicable accounting requirements of the Securities Act; (ii) on the basis of procedures and inquiries (not constituting an examination in accordance with generally accepted auditing standards) consisting of a reading of the last available financial statements of the Company, inquiries of officers of the Company responsible for financial and accounting matters as to the transactions and events subsequent to the Balance Sheet Date, and a reading of the minutes of meetings of the shareholders, the Board of Directors of the Company and any committees of the Board of Directors, as set forth in the minute books of the Company, nothing has come to their attention which, in their judgment, would indicate that (A) during the period from the Balance Sheet Date to a specified date not more than five (5) business days prior to the date of such letter, there have been any material decreases in net current assets or net assets as compared with amounts shown in such Financial Statements or material decreases in net sales or in total or per share net loss compared with the corresponding period in the preceding year or any change in the capitalization or long-term debt of the Company or of any of its Subsidiaries, except in all cases as set forth in or contemplated by the Memorandum; and (B) the unaudited interim financial statements of the Company, if any, appearing in the Memorandum, are not presented in conformity with Generally Accepted Accounting Principles and Practices on a basis substantially consistent with the audited financial statements included in the Memorandum; and (iii) they have compared specific dollar amounts, numbers of shares, numerical data, percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Memorandum (with respect to all dollar amounts, numbers of shares, percentages and other financial information contained in the Memorandum, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel) with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

                   (iii) Counsel for the Placement Agent and Company Counsel shall receive certificates from the Company, signed by the President or a Vice President thereof, certifying (A) that the representations and warranties contained in Section 2 hereof are true and accurate at the Closing with the same effect as though expressly made at the Closing; and (B) that attached thereto is
(1) a true and correct copy of resolutions adopted by the Company's Board of Directors authorizing (i) the execution, delivery and performance of this Agreement and the Ancillary Documents, and (ii) the issuance of the Securities and the Sands Warrants and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (2) a true and correct copy of a resolution adopted by the Company's Board of Directors and by each of the Company's Subsidiaries, authorizing the execution, delivery and performance of each document to which it is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect.

                   (iv) There shall be delivered on behalf of each Subscriber one copy of the Subscription Agreement signed by each Subscriber and one copy of the Questionnaire signed by each Subscriber.

                   (v) The Placement Agent shall have received certificates of good standing of the Company, dated as of a recent date, from the Secretary of State of the jurisdiction of its incorporation and certificates of good standing of each of the Company's Subsidiaries, dated as of a recent date, by the Secretary of State of the jurisdictions of incorporation of the Subsidiaries.

                   (vi) At the Closing the Placement Agent shall instruct the Bank to pay to the Company out of the funds on deposit in the Account, as such funds are received from Subscribers whose Subscriptions have been accepted.

              (c) BLUE SKY. Where appropriate, counsel for the Placement Agent shall prepare a summary blue sky survey stating the extent to which and the conditions upon which offers and sales of the Securities may be made in certain jurisdictions. Blue Sky applications shall be made in such states and jurisdictions as shall be requested by the Placement Agent. It is understood that such survey may be based on or rely upon (i) the representations of each Subscriber set forth in the Subscription Agreement delivered by such Subscriber;
(ii) the representations, warranties and agreements of the Company and of its Subsidiaries set forth herein; (iii) the representations and warranties of the Placement Agent set forth herein; and (iv) the representations of the Company and of its Subsidiaries set forth in the certificate to be delivered at the Closing pursuant to paragraph 4(b)(iii) hereof.

              (d) PLACEMENT FEE AND EXPENSES.

                   (i) At each Closing, the Company shall pay to the Placement Agent a commission equal to ten (10%) percent of the aggregate proceeds derived from the Financing. In addition, the Company shall pay the Placement Agent a non-accountable and non-refundable expense allowance, equal to three (3%) percent of the aggregate proceeds derived from the Financing. Prior to or from the proceeds of the Closing, the Company shall pay all Placement Agent's expenses in connection with the proposed Offering, including, but not limited to, reasonable counsel expenses and fees of counsel to the Company and of counsel to the Placement Agent, disbursements and fees, reasonable accountant expenses, disbursements and fees, filing fees, business and investigatory expenses, printing costs, postage and mailing expenses with respect to the transmission of the Offering and Ancillary Documents, registrar and transfer agent fees, issue and transfer taxes, if any, and counsel fees of the Placement Agent in connection with the qualification of the Securities under the securities or blue sky laws of the states which the Placement Agent shall designate. The Company also shall pay for the costs of placing "tombstone advertisements" in any publications which may be selected by the Placement Agent, all costs and expenses in connection with the establishment and maintenance of the Account referred to in paragraph 1 of this Agreement, and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this paragraph 4(d), including the cost of transaction memorabilia determined at the reasonable discretion of the Placement Agent.

              (e) ISSUANCE OF PLACEMENT AGENT WARRANTS. At each Closing as provided in paragraph 4(a) above, the Company shall issue to the Placement Agent or its designee(s), warrants to purchase up to 100,000 shares of Common Stock for each $1 million (or portion thereof) raised, at an exercise price of $1.50 per share (the "Placement Agent Warrants"). The Placement Agent Warrants shall be exercisable for five (5) years, commencing upon the date of their issuance. The Placement Agent Warrants shall be in the form attached hereto as Exhibit B, and will be governed by the terms of the Warrant Agreement attached hereto as Exhibit A. The certificates representing the Placement Agent Warrants will be in such denominations and such names as the Placement Agent may request prior to each closing.

              (f) PLACEMENT AGENT'S DECISION NOT TO PROCEED, ETC. If the Placement Agent decides not to proceed with the Offering because of a breach by the Company or by its Subsidiaries of its/their representations, warranties, or covenants in this Agreement, or as a result of adverse changes in the affairs of the Company or of its Subsidiaries, the Company shall pay Sands Brothers the sum of One Hundred and Fifty Thousand ($150,000) Dollars.

         5. COVENANTS OF THE COMPANY.

              (a) AMENDMENTS AND SUPPLEMENTS. The Company covenants and agrees that, until the Offering contemplated by the Offering Documents has been completed or terminated, if there shall occur any event relating to or affecting, among other things, the Company, any of its Subsidiaries, or the proposed operations of the Company or of any of its Subsidiaries as described in the Offering Documents, as a result of which it is necessary, in the opinion of the Placement Agent and its counsel or Company Counsel, to amend or supplement the Offering Documents in order that the Offering Documents will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall immediately prepare and furnish to the Placement Agent a reasonable number of copies of an appropriate amendment of or supplement to the Offering Documents, in form and substance satisfactory to the Placement Agent and its counsel.

              (b) USE OF PROCEEDS. The net proceeds of the Offering of the Securities will be used by the Company, as more fully described in the Memorandum, for the purposes to be set forth in the Memorandum.

              (c) EXPENSES OF OFFERING. The Company shall be responsible for, and shall bear all expenses directly and necessarily incurred in connection with the proposed financing, including, but not limited to, the costs of preparing, printing and filing the Offering and Ancillary Documents to be used in connection with the Offering contemplated hereby and all amendments and supplements thereto; preparing, printing and delivering exhibits to the Offering and Ancillary Documents; preparing, printing and delivering all Placement Agent and selling documents, including, but not limited to, this Agreement and the blue sky memorandum, the Share certificates, blue sky fees, filing fees and the fees and disbursements of the Placement Agent's counsel and the other fees and expenses set forth above. As promptly as practicable after the final Closing date, the Company shall prepare, at its own expense, hard cover "bound volumes" relating to the Offering and will distribute such volumes to the individuals designated by counsel to the Placement Agent.

              (d) RESERVATION OF COMMON STOCK. The Company will reserve and keep available the maximum number of its authorized but unissued Reserved Shares which are issuable upon exercise of the Sands Warrants.

              (e) NO SENIOR  SECURITIES.  In the event any  Securities  are sold hereunder, the Company shall not, without the approval of the holder(s) of at least a majority-in-interest of such shares then outstanding, by vote or written consent, authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) of any equity securities (or any securities convertible into or exchangeable for any equity securities) that are senior to or on a parity with the Securities as to dividends or liquidation rights.

              (f) EARLY TERMINATION BY THE COMPANY. Anything contained herein to the contrary notwithstanding, in the event that, following the date of this Agreement until the termination of the Offering Period, the Company desires to terminate this Agreement for any reason (which for purposes of this Agreement shall include, but not be limited to, Sands Brothers being ready, willing and able to proceed with the transactions contemplated hereunder, but the Company being unwilling to proceed for any reason), Sands Brothers has the right, but not the obligation, to agree to such early termination upon the payment by the Company to Sands Brothers of a sum equal to the placement fees and expenses (including its counsel fees and expenses) and Sands Warrants it would have received under Sections 4(d) and 4(e) hereunder had the Maximum Amount been sold.

              (g) NO CLOSING. Anything set forth herein to the contrary notwithstanding, in the event that, for any reason other than (i) termination hereof by the Company in accordance with the terms of Section 5(f) above or (ii) termination hereof by the Placement Agent in accordance with Section 4(f) above, a Closing does not occur in accordance with the terms provided herein, no amounts shall be payable further to Sands Brothers hereunder, except for that contemplated by Section 3(e)(ii) hereof and the reimbursement of the reasonable out-of-pocket expenses (including its counsel fees and expenses) incurred by Sands Brothers prior to the expiration date of the Offering Period. In no event shall Sands Brothers be responsible for any of the Company's fees, costs or expenses and the Company shall pay all expenses of the Offering and the preparation of the Offering and Ancillary Documents. The Company shall reimburse Sands Brothers for any out-of-pocket expenses (including, but not limited to, reasonable counsel fees and expenses) which Sands Brothers may incur in connection with the enforcement of its rights hereunder.

              (h) RATIFICATION AND CONFIRMATION OF INVESTMENT BANKING AGREEMENT.
The Company hereby confirms and ratifies the investment banking agreement between the Company and the Placement Agent dated May 11, 1998, as amended ("Investment Banking Agreement"), including, without limitation, (i) the retention of Sands Brothers as financial advisor to the Company pursuant to Section A thereof, (ii) the retention of Sands Brothers in connection with merger and acquisition activities pursuant to Section B thereof,
(iii) the granting of the right of first refusal to Sands Brothers pursuant to Section C thereof, (iv) the granting of the right to designate a board member or observer to the board of directors of the Company pursuant to Section D thereof,
(v) the issuance of warrants to purchase 600,000 shares of Common Stock to Sands Brothers and its designees (the "Investment Banking Warrants") pursuant to Section E thereof and (vi) the expense reimbursement and indemnification provisions thereof.

              (i) FINANCING SOURCES. The Company will provide to the Placement Agent a list of each of its present financing sources, with such list to be amended for a period of one year from the date of termination of the Offering if, and when, the Company is approached by, or has any contact with, any potential financing sources ("Company Sources").

              (j) PLACEMENT AGENT SOURCES. For a period of one year from the date of this Agreement, the Placement Agent shall keep a list of the names of all its sources of potential financing ("Placement Agent Sources" and together with the Company Sources collectively, the "Sources") for the Company, which list may be furnished to the Company and amended from time to time by the Placement Agent at its discretion. The Company agrees, in the event it directly or indirectly receives financing in any form or nature whatsoever from any Source, that it will fully compensate the Placement Agent under the terms and conditions of this Agreement to the same extent as if the Placement Agent itself had obtained such financing from such Source.

              (k) NO FINDER'S FEE. The Company represents and warrants to the Placement Agent that it is not obligated to pay a finders' fee to any one in connection with the introduction of the Company to Sands Brothers.

         6. INDEMNIFICATION.

              (a) TERMS OF INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Placement Agent and its agents, stockholders, officers and directors, and each person, if any, who controls the Placement Agent, as follows:

                (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a fact contained in the Offering Documents or the omission or alleged omission therefrom of a fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission was made in the Offering or Ancillary Documents in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by the Placement Agent expressly for use therein;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission; and

                (iii) against any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

              (b) INDEMNITY UNDER SECURITIES LAWS. The Company agrees to indemnify and hold harmless the Placement Agent and its agents, and each person, if any, who controls the Placement Agent, to the same extent as the foregoing Indemnity, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Securities Act or the Securities Exchange Act of 1934, as amended, or the securities or blue sky laws of any state on account of violations of the representations, warranties or agreements set forth herein.

              (c) If any action is brought against the Placement Agent or any of its officers, directors, stockholders, employees, agents, advisors, consultants and counsel or any controlling persons of the Placement Agent (each, an "Indemnified Party" and collectively, "Indemnified Parties"), in respect of which indemnity may be sought against the Company pursuant to Sections 6(a) or 6(b) above, each such Indemnified Party shall promptly notify the Company (the "Indemnifying Party") in writing of the institution of such action (but the failure to so notify shall not relieve the Indemnifying Party from any liability it may have under this Section 6 unless such failure results in the imposition of a default judgment which cannot be reopened) and the Indemnifying Party shall promptly assume the defense of such action, including the employment of counsel reasonably satisfactory to each such Indemnified Party and payment of expenses. Each such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of each such Indemnified Party unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action or the Indemnifying Party shall have not have promptly employed counsel reasonably satisfactory to each such Indemnified Party to have charge of the defense of such action or each such Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other Indemnified Parties which are different from or additional to those available to one or more of the Indemnifying Parties and it would be inappropriate for the same counsel to represent both parties due to actual or potential differing interests between them, in any of which events such fees and expenses shall be borne by the Indemnifying Party and the Indemnifying Party shall not have the right to direct the defense of such action on behalf of each Indemnified Party. Anything in this Section 6(c) to the contrary notwithstanding, the Indemnifying Party shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company agrees to promptly notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Securities or the Memorandum.

              (d) CONTRIBUTION. In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case; notwithstanding the fact that the express provisions of this Section 6 provide for indemnification in such case; or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the Offering of the Securities; or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Placement Agent is the indemnified party, the relative benefits received by the Company on the one hand, and the Placement Agent, on the other, shall be deemed to be in the same proportion as the total net proceeds from the Offering of the Securities (before deducting expenses) bear to the total Placement Agent commissions received by the Placement Agent hereunder, in each case as set forth in the table on the cover page of the Memorandum. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subsection (c), shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action or claim. Notwithstanding the provisions of this subsection (c), the Placement Agent shall not be required to contribute any amount in excess of the Placement Agent commissions applicable to the Securities placed by the Placement Agent hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who has signed the Memorandum, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subsection (c). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subsection
(c), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subsection (c), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

         7. MISCELLANEOUS.

              (a) GENERAL. The Company shall supply Sands Brothers' with such financial statements, contracts and other corporate records and documents as may be requested of it. In addition, Sands Brothers shall be fully informed by the Company of any events which might have a material affect on the financial condition of the Company or of any of its Subsidiaries. If, in the opinion of Sands Brothers, the condition of the Company, or the condition of any of its Subsidiaries, financial or otherwise, and its/their prospects are affected in a material and/or adverse manner and do no fulfill the expectation of Sands Brothers, it shall have the sole discretion to review and determine its continued interest in the Offering.


              (b) REPRESENTATIONS, WARRANTIES AND COVENANTS TO SURVIVE DELIVERY. The respective representations, warranties, indemnities, agreements, covenants and other statements of the Company and its Subsidiaries, and where appropriate, its/their respective principal stockholders, shall survive execution of this Agreement and delivery of the Securities and the termination of this Agreement. Notwithstanding anything provided herein to the contrary, the provisions of Sections 4(d) and 4(e)hereof shall survive the termination of the Offering Period and shall remain in full force and effect with respect to all Sources who invest, or commit to invest, in the Company at any time during the twelve month period commencing the day that the Offering Period terminates. Additionally, the Placement Agent shall be entitled to also retain its non-accountable and non-refundable expense allowance to the extent it has been paid prior to the date of termination.

              (c) NO OTHER BENEFICIARIES. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

              (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York. The parties hereby agree: (i) in any legal proceeding brought in connection with this Agreement or the transactions contemplated hereby, to irrevocably submit to the nonexclusive IN PERSONAM jurisdiction of (A) any state or federal court of competent jurisdiction sitting in the State of New York, County of New York; or
(B) in the event that any party is a defendant in any legal proceeding in which it seeks to join the other as a third party defendant, then, any state or federal court in which such proceeding has properly been brought, and consents to suit therein; and (ii) to waive any objection they may now or hereafter have to the venue of such proceeding in any such court or that such proceeding was brought in an inconvenient court.

              (e) NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, receipt acknowledged, or five (5) days after being sent by registered or certified mail, return receipt requested, postage prepaid. All notices shall be made to the parties at the addresses designated above, or at such other or different addresses which a party may subsequently provide with notice thereof, and to their respective legal counsel, as follows:

               (i)  If to the Placement Agent, to:

               Sands Brothers & Co., Ltd.
               90 Park Avenue
               New York, NY  10016
               Attn:  Mr. Mark G. Hollo
                      Managing Director

               - with a copy to -

               Littman Krooks Roth & Ball P.C.
               655 Third Avenue 20th floor
               New York, NY  10017
               Attn:  Mitchell C. Littman, Esq.

or to such other person or address as the Placement Agent shall furnish the Company in writing.

               (ii) If to the Company, to:

               IMSCO Technologies, Inc.
               162-06 92nd Street
               Howard Beach, NY 11414
               Attn:  Alexander T. Hoffmann,
                      Chief Executive Officer



               - with a copy to -

               [



                                        ]
               Attn: [             ].






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




or to such other person or address as the Company shall furnish the Placement Agent in writing.

              (f) COUNTERPARTS. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

              (g) REIMBURSEMENT. Notwithstanding the non-occurrence of an Closing, or any other condition, in no event shall the Placement Agent be responsible for any of the Company's fees, costs or expenses; however, the Company shall reimburse the Placement Agent for any out-of-pocket expenses (including, but not limited to, reasonable counsel fees and expense) which the Placement Agent may incur in connection with the enforcement of its rights hereunder.

              (h) FORM OF SIGNATURE. The parties hereto agree to accept a facsimile transmission copy of their respective signatures as evidence of their respective actual signatures to this Agreement; PROVIDED HOWEVER, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, immediately after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

              (i) MODIFICATION. This Agreement (i) may only be modified by a written instrument which is executed by both parties thereto, (ii) constitutes the entire agreement between the parties, and (iii) shall be binding upon and inure to the benefit of both parties hereto and their respective successor and assignees.

              (j) NON-CIRCUMVENTION. Each of the Company and the Placement Agent each agree that no effort shall be made to circumvent the terms and conditions of this Agreement or gain a fee, commission, remuneration, consideration or benefit whatsoever. With respect to any attempt at circumvention of this Agreement, the injured party is entitled to seek any and all legal remedies, fees or compensation equal to those received or committed or agreed to be paid pursuant to the terms of this Agreement as the same are due and payable to the circumvented party under the terms of this Agreement.




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





              (k) GOOD FAITH. Each of the Company and the Placement Agent understand that this Agreement is a reciprocal and mutual one and both warrant, covenant, and promise that it will act in good faith toward each other in the performance of this Agreement and in other matters.

              (l) FURTHER SERVICES. The Placement Agent shall, if requested by the Company, testify in, and shall prepare and assist in the preparation of testimony for, any judicial or administrative proceeding in respect of the services performed by the Placement Agent hereunder. With respect thereto, the Company shall pay, in addition to the fees and expenses payable to the Placement Agent hereunder, for the time required to expend by the Placement Agent at its standard hourly rates as then in effect, together with reasonable out-of-pocket expenses, but not limited to, fees and expenses of its legal counsel.

              (m) WAIVER OF BREACH. The waiver by either the Placement Agent or the Company of any provision of this Agreement shall not be construed as a waiver of any subsequent breach hereof.

         If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                            Very truly yours,

                                            IMSCO Technologies, Inc.

                                            By: /s/ Alexander T. Hoffmann
                                               ---------------------------------
                                               Name:  Alexander T. Hoffmann
                                               Title: Chairman & CEO

Agreed:

SANDS BROTHERS & CO., LTD.


By: /s/ Mark G. Hollo
   -------------------------------
   Name:  Mark G. Hollo
   Title: Senior Managing Director




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





                                LIST OF SCHEDULES




SCHEDULE 2(b)  Organization

SCHEDULE 2(c)  Capitalization

SCHEDULE 2(d)  Subsidiaries and Investments

SCHEDULE 2(i)  Absence of Changes

SCHEDULE 2(q)  Non Defaults; Non Contravention

SCHEDULE 2(t)  Agreements

SCHEDULE 2(x)  Related Transactions

SCHEDULE 2(z)  Salaries and Bonuses

SCHEDULE 2(NN) Affiliations














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                                    EXHIBITS

Exhibit A - Placement Agent Warrant Agreement























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